                                                                   EXHIBIT 10.11

                      PREFERRED UNITS EXCHANGE AGREEMENT
                      ----------------------------------

          THIS PREFERRED UNITS EXCHANGE AGREEMENT (this "Agreement") is made as
                                                         ---------
of this 19th day of March 1999 among Trex Company, Inc., a Delaware corporation (the "Corporation"), TREX Company, LLC, a Delaware limited liability company
      -----------
(the "Company"), and Mobil Oil Corporation, a New York corporation ("Mobil").
      -------                                                        -----

                                   RECITALS
                                   --------

          A. Mobil owns all of the 1,000 outstanding preferred limited liability company interests in the Company (the "Preferred Units").
                                                 ---------------

          B. In connection with the capitalization of the Company on August 29, 1996, the Company, the members of the Company (the "Members") and the
                                                        -------
beneficial owners of limited liability company interests in the Company (the "Class B Beneficial Owners") entered into certain agreements, including (i) the
 -------------------------
Limited Liability Company Agreement dated as of August 29, 1996, as amended (the "LLC Agreement") among the Members other than Mobil (the "Junior Members"),
 -------------                                            --------------
Mobil and the Class B Beneficial Owners, (ii) the Members' Agreement dated as of August 29, 1996, as amended (the "Members' Agreement"), among the Company, the
                                  ------------------
Junior Members and the Class B Beneficial Owners, and (iii) the Securities Purchase Agreements dated as of August 29, 1996, as amended (collectively, the "Securities Purchase Agreement"), among the Company and certain of the Junior
 -----------------------------
Members and Class B Beneficial Owners.

          C. As of the date hereof, the Company owns all of the issued and outstanding common stock, $.01 par value per share (the "Common Stock"), of the
                                                         ------------
Corporation.

          D. The Corporation has filed a registration statement (file no. 333-63287) (the "Registration Statement") with the Securities and Exchange
             ----------------------
Commission (the "SEC") covering the initial public offering of the Common Stock
                 ---
by the Corporation and certain of its stockholders (the "IPO") under the
                                                         ---
Securities Act of 1933, as amended (the "Securities Act").
                                         --------------

          E. On the Reorganization Closing Date (as defined in Section 1.1 hereof), in accordance with the terms and conditions of the LLC Agreement, the Members' Agreement and a Contribution and Exchange Agreement of even date herewith among the Corporation, the Company, the Junior Members and the Class B Beneficial Owners (the "Exchange Agreement"), the Company, the Corporation and
                        ------------------
the Junior Members will complete certain transactions as a result of which, among other things, the Junior Members will acquire all of the Common Stock issued and outstanding prior to the IPO and the Corporation will acquire from the Junior Members all of the issued and outstanding junior limited liability company interests in the Company held by the Junior Members.

          F. Concurrently with the consummation of such transactions, pursuant to this Agreement, Mobil will deliver to the Corporation, in exchange for a promissory note issued by the Corporation, all of the Preferred Units (such exchange of the Preferred Units together with the transactions referred to in recital "E," the "Reorganization").
                  --------------

          G. Following the Reorganization, the Corporation will consummate the IPO.

          H. The Company, the Corporation and Mobil wish to set forth herein their agreement concerning Mobil's exchange of the Preferred Units and related matters.

                                   AGREEMENT
                                   ---------

                                   ARTICLE I


                          EXCHANGE OF PREFERRED UNITS
                          ----------------------------

          1.1  Closing Date and Location.  The exchange of the Preferred Units
               -------------------------
hereunder shall be consummated on the date (the "Reorganization Closing Date")
                                                 ---------------------------
on which, and immediately following the time at which, the Corporation, the stockholders offering Common Stock in the IPO and the managing underwriters of the IPO have determined the initial public offering price of the Common Stock (such determination, the "IPO Pricing") and have executed an underwriting
                          -----------
agreement for the purchase and sale of Common Stock in the IPO (the "Underwriting Agreement"). The Reorganization Closing Date shall occur on the
-----------------------
business day immediately preceding the business day on which the SEC issues an order of effectiveness under the Securities Act with respect to the Registration Statement. The closing of the exchange of the Preferred Units and the other Reorganization transactions (the "Reorganization Closing") shall occur at the
                                  ----------------------
offices of Hogan & Hartson L.L.P. located at 555 Thirteenth Street, N.W., Washington, D.C. 20004-1190, or at such other location as the parties shall designate by mutual agreement.

          1.2  Exchange of Preferred Units.  Subject to the terms and conditions
               ---------------------------
 of this Agreement, Mobil shall deliver to the Corporation, in exchange for a promissory note of the Corporation (the "Note"), all of the Preferred Units.
                                         ----

          1.3  Note Terms.  The original principal amount of the Note shall be
               ----------
an amount equal to the redemption price of the Preferred Units that would be payable by the Company upon a redemption of the Preferred Units pursuant to

Section 4.3(2) of the LLC Agreement. The Note shall be substantially in the form attached hereto as Exhibit A and shall be payable in full on the earlier of the
                   ---------
closing date of the IPO or the 90th day after the Reorganization Closing Date (or, if such 90th day is not a business day, the next preceding business day).

          1.4  Compliance With Agreements.  Mobil hereby consents to the
               --------------------------
consummation of the Reorganization. The Company and Mobil agree that the exchange of the Preferred Units and the other Reorganization transactions shall be consummated in accordance with the terms of this Agreement and the Exchange Agreement, including the terms of the LLC Agreement, the Members' Agreement and the Securities Purchase Agreement expressly incorporated by reference therein or herein, and that compliance with this Agreement and the Exchange Agreement shall constitute compliance with the LLC Agreement, the Members' Agreement and the Securities Purchase Agreement in respect of the transactions constituting the Reorganization.

                                  ARTICLE II


               REPRESENTATIONS AND WARRANTIES OF THE CORPORATION
               -------------------------------------------------

          The Corporation hereby represents and warrants to Mobil as follows:

          2.1  Organization, Qualifications and Corporate Power.  The
               ------------------------------------------------
Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so qualified or licensed would not have a material adverse effect on the operating results, financial condition or business of the Corporation and the Company considered as a single enterprise (a "Material Adverse Effect"). The Corporation has the corporate power and
 -----------------------
authority (i) to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted and (ii) to execute, deliver and perform this Agreement.

          2.2  Validity.  The execution, delivery and performance by the
               --------
Corporation of this Agreement and the Note, and the consummation or performance by the Corporation of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Note in exchange for the Preferred Units, the Reorganization and the IPO (such transactions, the Reorganization and the IPO collectively, the "Transactions") have been duly
                                              ------------
authorized by all necessary corporate action on the part of the Corporation. This Agreement and the Note constitute legal, valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          2.3  Noncontravention; Consents.
               --------------------------

          (a) Neither the execution and delivery by the Corporation of this Agreement, nor the consummation or performance by the Corporation of any of the Transactions to be consummated or performed by it, shall directly or indirectly
(i) violate any provision of the Corporation's certificate of incorporation or bylaws, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance (a "Lien") in respect of any property of the
                                  ----
Corporation under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which the Corporation is a party or by which the Corporation or any of its properties or assets may be bound or affected, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or federal, state or municipal entity properly exercising executive, legislative, judicial, regulatory or administrative functions of government (a "Governmental Authority") applicable to the
                            ----------------------
Corporation or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Corporation, except for any such violation, contravention, breach, default, creation of Liens or conflict which would not have a Material Adverse Effect.

          (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or otherwise on the part of the Corporation is required in connection with the consummation of the Transactions, except such consents of third parties as shall be obtained on or before the Reorganization Closing Date.

                                  ARTICLE III


                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          The Company hereby represents and warrants to Mobil as follows:

          3.1  Organization, Qualifications and Power.  The Company is a limited
               --------------------------------------
liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign limited liability company and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so qualified or licensed would not have a Material Adverse Effect. The Company has the power and authority as a limited liability company (i) to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted and (ii) to execute, deliver and perform this Agreement.

          3.2  Validity.  The execution, delivery and performance by the Company
               --------
of this Agreement, and the consummation or performance by the Company of the Transactions, have been duly authorized by all necessary action of the Company as a limited liability company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          3.3  Noncontravention; Consents.
               --------------------------

          (a) Neither the execution and delivery by the Company of this Agreement, nor the consummation or performance by the Company of any of the Transactions to be consummated or performed by it, shall directly or indirectly
(i) violate any provision of the Company's certificate of formation or the LLC Agreement, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets may be bound or affected, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company, except for any such violation, contravention, breach, default, creation of Liens or conflict which would not have a Material Adverse Effect.

          (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or otherwise on the part of the Company is required in connection with the consummation of the Transactions, except such consents of third parties as shall be obtained on or before the Reorganization Closing Date.

                                  ARTICLE IV


                    REPRESENTATIONS AND WARRANTIES OF MOBIL
                    ---------------------------------------

          Mobil hereby represents and warrants to the Corporation and the Company as follows:

          4.1  Validity.
               --------

          (a) Mobil has the legal power and authority to execute, deliver and perform this Agreement.

          (b) The execution, delivery and performance by Mobil of this Agreement, and the consummation or performance by Mobil of the transactions hereunder to be consummated or performed by Mobil, have been duly authorized by all necessary corporate action on the part of Mobil.

          (c) This Agreement constitutes the legal, valid and binding obligation of Mobil, enforceable against Mobil in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          4.2  Noncontravention; Consents.
               --------------------------

          (a) Neither the execution and delivery by Mobil of this Agreement, nor the consummation or performance by Mobil of any of the transactions hereunder to be consummated or performed by Mobil, shall directly or indirectly
(i) violate any provision of the organizational documents of Mobil, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of Mobil under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which Mobil is a party or by which Mobil or any of Mobil's properties or assets may be bound or affected, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to Mobil or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to Mobil.

          (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of Mobil is required in connection with the consummation of the transactions hereunder to be consummated or performed by Mobil.

          4.3  Title to Preferred Units.  Mobil is the beneficial and record
               ------------------------
owner of the Preferred Units. Mobil has as of the date of this Agreement, and on the Reorganization Closing Date shall have and shall convey to the Corporation, free and clear of all Liens, valid title to the Preferred Units.

                                   ARTICLE V


                            REORGANIZATION CLOSING
                            ----------------------

          5.1  Conditions to the Obligations of the Parties.  Each party's
               --------------------------------------------
obligations to take the actions required to be taken by such party at the Reorganization Closing is subject to the satisfaction, at or prior to the Reorganization Closing Date, of each of the following conditions (any of which may be waived by such party, in whole or in part):

          (a) The representations and warranties of each other party contained in this Agreement shall be true on and as of the Reorganization Closing Date with the same effect as though such representations and warranties had been made by such party on and as of the Reorganization Closing Date.

          (b) There shall be no injunction, writ, preliminary restraining order or other order in effect of any nature issued by a court or governmental agency of competent jurisdiction directing that the Transactions not be consummated in the manner provided for in this Agreement. No action or proceeding shall have been instituted and remain pending before a court or other governmental body of competent jurisdiction to restrain, prohibit or otherwise challenge any of the Transactions (or seeking material damages from any party as a result thereof), other than any such action or proceeding which would not have a Material Adverse Effect or prevent any party from performing its obligations hereunder.

          (c) The IPO Pricing shall have occurred and the Underwriting Agreement shall have been executed.

          (d) The Corporation shall concurrently have consummated the transactions contemplated by the Exchange Agreement.

          (e)  The parties shall have delivered the documents described in
Section 5.2 hereof.

          5.2  Documents Delivered at Reorganization Closing.
               ---------------------------------------------

               5.2.1  Documents Delivered by the Corporation.  The Corporation
                      --------------------------------------
shall deliver copies of the following documents to Mobil at the Reorganization
Closing:

          (a) resolutions of the Board of Directors approving and authorizing the execution, delivery and performance of this Agreement, including the issuance of the Note, and the other documents relating to the transactions hereunder, certified as of the Reorganization Closing Date by the Secretary or an Assistant Secretary of the Corporation as being in full force and effect without modification or amendment;

          (b) a signature and incumbency certificate of the officers of the Corporation executing this Agreement or other documents in connection with this Agreement;

          (c)  the Note, duly executed on behalf of the Corporation;

          (d) a cross-receipt executed by the Corporation acknowledging receipt from Mobil of the certificate or certificates representing the Preferred Units;

          (e) a certificate of the Chief Financial Officer of the Corporation dated the Reorganization Closing Date, certifying that the Corporation has fulfilled the condition specified in Section 5.1(a) hereof to be fulfilled by the Corporation;

          (f) an opinion of Hogan & Hartson L.L.P. in substantially the form of Exhibit B hereto; and
---------

          (g)  such other documents as Mobil may reasonably request.


          5.2.2  Documents Delivered by the Company.  The Company shall deliver
                 ----------------------------------
copies of the following documents to Mobil at the Reorganization Closing:


          (a) resolutions of the Board of Managers approving and authorizing the execution, delivery and performance of this Agreement, certified as of the date of the Reorganization Closing Date by the Chief Financial Officer of the Company as being in full force and effect without modification or amendment;

          (b) a signature and incumbency certificate of the officers of the Company executing this Agreement or other documents in connection with this Agreement;

          (c) a certificate of the Chief Financial Officer of the Company dated the Reorganization Closing Date, certifying that the Company has fulfilled the condition specified in Section 5.1(a) hereof to be fulfilled by the Company;

          (d) an opinion of Hogan & Hartson L.L.P. in substantially the form of Exhibit B hereto; and
---------

          (e)  such other documents as Mobil may reasonably request.

          5.2.3  Documents Delivered by Mobil.  Mobil shall deliver copies of
                 ----------------------------
the following documents to the Corporation at the Reorganization Closing:

          (a) resolutions of the governing body of Mobil approving and authorizing the execution, delivery and performance of this Agreement, certified as of the Reorganization Closing Date by a duly authorized officer of Mobil as being in full force and effect without modification or amendment;

          (b) a signature and incumbency certificate of the officers executing this Agreement or other documents in connection with this Agreement;

          (c) the certificate or certificates representing the Preferred Units, accompanied by appropriate instruments of transfer endorsed to the Corporation, or other documentation reasonably satisfactory to the Corporation;

          (d) a cross-receipt executed by Mobil acknowledging receipt of the Note from the Corporation;

          (e) a certificate of a duly authorized officer of Mobil dated the Reorganization Closing Date, certifying that Mobil has fulfilled the condition specified in Section 5.1(a) hereof to be fulfilled by Mobil; and

          (f)  such other documents as the Corporation may reasonably request.


                                  ARTICLE VI


                           MISCELLANEOUS PROVISIONS
                           ------------------------

          6.1  Further Assurances.  Each party shall execute and deliver such
               ------------------
additional instruments, documents or other writings as may be reasonably requested by any other party, before or after the Reorganization Closing Date, in order to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          6.2  No Third Party Beneficiaries. This Agreement shall not confer any
               ----------------------------
rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

          6.3  Entire Agreement.  This Agreement, including the Exhibits hereto,
               ----------------
the other documents delivered expressly hereby and the Members' Agreement, the LLC Agreement, the Securities Purchase Agreement and the Exchange Agreement to the extent specifically incorporated by reference herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede any prior understandings, agreements or representations, written or oral, by or among the parties hereto that may have related in any way to the subject matter hereof.

          6.4  Succession and Assignment.  This Agreement shall be binding upon
               -------------------------
and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of such party's rights, interests or obligations hereunder without the prior written consent of the other parties hereto.

          6.5  Facsimile Execution; Counterparts.  This Agreement may be
               ---------------------------------
executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

          6.6  Notices.  All notices required or permitted hereunder shall be in
               -------
writing and shall be deemed effectively given as follows: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient hereto to the other parties or, if not sent during normal business hours, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties hereto at the respective addresses set forth below, or as notified by any party or, from time to time at least ten days prior to the effectiveness of such notice:

          If to the Corporation:

               Trex Company, Inc.
               20 South Cameron Street
               Winchester, VA  22601
               Attn.: Anthony J. Cavanna
               Fax:   (540) 678-0886

          If to the Company:

               Trex Company, LLC
               20 South Cameron Street
               Winchester, VA  22601
               Attn.: Anthony J. Cavanna
               Fax:   (540) 678-0886

          If to Mobil:

               Mobil Oil Corporation
               3225 Gallows Road
               Fairfax, VA  22037
               Attn: C. Dan Ruff
               Fax:  (703) 846-2315

          with a copy to:

               James H. Breed
               Senior Counsel
               Mobil Business Resources Corporation
               3225 Gallows Road
               Fairfax, VA  22037
               Fax: (703) 846-4672

          6.7  Governing Law.  All questions concerning the construction,
               -------------
validity and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Virginia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Virginia.

          6.8  Amendments and Waivers.  No amendment of any provision of this
               ----------------------
Agreement shall be valid unless such amendment shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No such waiver shall be effective unless in a writing duly executed by the party from whom the waiver is sought.

          6.9  Severability.  Each term and provision of this Agreement shall be
               ------------
construed to be valid and enforceable to the full extent permitted by law.
Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          6.10  Interpretation.   The language used in this Agreement shall be
                --------------
deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. The various Article and Section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

          6.11  Specific Performance.  Each party hereto acknowledges and agrees
                --------------------
that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which the other parties may be entitled at law or in equity.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                        CORPORATION:

                                        TREX COMPANY, INC.


                                        By: /s/ Robert G. Matheny
                                            ____________________________
                                        Name: Robert G. Matheny
                                        Title: President

                                        COMPANY:

                                        TREX COMPANY, LLC


                                        By: /s/ Robert G. Matheny
                                            ___________________________
                                        Name: Robert G. Matheny
                                        Title: President

                                        MOBIL OIL CORPORATION:


                                        By: /s/ James Harrington Breed
                                           ___________________________
                                        Name: James Harrington Breed
                                        Title: Attorny-in-Fact